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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

         I hereby consent to the use in Form 10-KSB of my report dated May 20, 2004, relating to the consolidated financial statements of Power Technology, Inc. which is contained therein.


May 28, 2004                                         Beckstead and Watts, LLP

                                                     By: /s/ G. Brad Beckstead
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